                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      14
             NOTES TO FINANCIAL STATEMENTS      20

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      27
     FUND OFFICERS AND IMPORTANT ADDRESSES      28

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 - June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 - June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   14.13%     13.75%     13.66%
-------------------------------------------------------------------------
Six-month total return(2)                 8.72%      9.75%     12.66%
-------------------------------------------------------------------------
One-year total return(2)                 -2.62%     -2.54%      0.43%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                11.45%     11.49%     11.67%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)*                                9.90%      9.95%      9.97%
-------------------------------------------------------------------------
Commencement date                      06/09/94   06/09/94   06/09/94
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be impose on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(*) Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

    Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--June 30, 2000)


1.   ESSEX PROPERTY TRUST        5.7%
     Acquires multifamily properties on
     the West Coast.

2.   EQUITY OFFICE PROPERTIES    5.5%
     Owns office buildings and parking
     facilities in the United States.

3.   ARDEN REALTY                5.4%
     Owns, leases, and renovates
     commercial properties in Southern
     California.

4.   STARWOOD HOTELS & RESORTS   5.4%
     Owns hotels and time-share resorts
     worldwide.

5.   AVALONBAY COMMUNITIES       5.3%
     Develops and manages apartment
     communities in the United States.

6.   CHATEAU COMMUNITIES         4.9%
     Operates manufactured-home
     communities in the United States.

7.   PUBLIC STORAGE              4.6%
     Develops and operates self-storage
     facilities and commercial properties.

8.   TAUBMAN CENTERS             4.4%
     Owns, operates, and develops regional
     shopping centers in the United
     States.

9.   BROOKFIELD PROPERTIES       4.4%
     Manages North American office
     properties and develops residential
     communities.

10.  BOSTON PROPERTIES           4.3%
     Owns commercial and industrial
     properties in the United States.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       JUNE 30, 2000                    DECEMBER 31, 1999
                                                                       -------------                    -----------------
Office/Industrial                                                          35.30                              35.20
Apartments                                                                 22.30                              23.00
Shopping Malls                                                             10.60                               8.90
Shopping Centers                                                            6.70                               8.70
Hotel & Lodging                                                             6.60                               5.30

* These sectors represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN REAL ESTATE SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY THEODORE R. BIGMAN AND DOUGLAS A. FUNKE, WHO HAVE MANAGED THE FUND SINCE 1995 AND 1999, AND HAVE WORKED IN THE INVESTMENT INDUSTRY SINCE 1983 AND 1993, RESPECTIVELY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   During the reporting period, the
REIT (real estate investment trust) market not only outperformed the Standard & Poor's 500 Index, but also experienced far less volatility. In fact, major stock market indicators such as the S&P 500 Index, the Dow Jones Industrial Average, and the technology-heavy NASDAQ all posted negative returns, while the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index was up for the first half of 2000.

    In our view, REITs performed as they should have. Although real estate stock prices are influenced by the broader stock market's movements, we believe their performance depends primarily on the real estate market, which has helped them achieve attractive performance with less volatility than the overall market.

    As a result of the robust economy, many real estate markets experienced increases in occupancy rates and strong rental growth, particularly in areas with significant exposure to technology-oriented businesses and central business locations. Furthermore, investors who were uncomfortable with the stock market's sharp movements in the first half of the year began turning to less volatile alternatives, such as REITs, for diversification.

    The growth in real estate markets and attention from investors helped the fund achieve a total return of 14.13 percent for the six-month period ended June 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the NAREIT Equity REIT Index returned 13.18 percent, and the S&P 500 Index declined 0.43 percent for the same period. Of course, past performance is no guarantee of future results. The NAREIT

Equity REIT Index is an unmanaged index that reflects the general performance of a broad range of equity REITs of all property types. The S&P 500 Index is a broad-based, unmanaged index that measures the performance of 500 stocks from 83 industrial groups and reflects the general performance of the stock market. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   IN THIS ENVIRONMENT, WHAT WAS
    YOUR STRATEGY FOR MANAGING THE FUND?

A   We continued to shape the fund's
portfolio with companies that have solid business fundamentals and are available at attractive prices. Overall, the fund's sector weightings did not change much from quarter to quarter. We added to companies focused on offices in central business districts, as recent increases in rent helped this sector's overall performance. Despite its weak performance, we liked the manufactured home sector because of its predictable growth, limited degree of new supply, and the modest levels of capital expenditure it requires. We were cautious about the retail sector because rising interest rates and a subsequent decline in consumer confidence led us to believe that consumers' shopping appetites might be slowing.

Q   WHAT SECTORS OF THE REAL
    ESTATE MARKET PERFORMED WELL, AND WHAT SECTORS WERE DISAPPOINTMENTS?

A   Lodging stocks have been the best
performers, as the solid economy has provided strong demand for hotels and resorts. As a result, we added to the fund's weighting in these stocks during the reporting period. Another good performer was the office and industrial sector, which benefited from a burst in demand and a rise in rents in the markets where technology plays a major role in the local economies. The apartment sector, which is the fund's second largest sector allocation, performed modestly well on a year-to-date basis.

    On the other hand, neither the manufactured home sector nor the retail sector performed well, although performance in the regional mall sub-sector improved when investors realized that Internet commerce did not pose a serious and immediate competitive threat to traditional "bricks and mortar" stores. Finally, the self-storage sector was the worst performer. Because this is a small sector, negative events at individual companies had a pronounced effect on the sector's overall performance.

    Keep in mind that not all sectors in the portfolio performed favorably, and there is no guarantee that any of these sectors will perform well or will continue to be a part of the fund's portfolio in the future. For additional fund portfolio highlights, please refer to page 6.

Q   WHAT IS YOUR OUTLOOK FOR THE
    REAL ESTATE MARKET?

A   The outlook for the REIT market
continues to be favorable. We will focus on two key factors: the health of the physical property markets and the pricing for the securities. The private real estate markets have remained attractive, based on the robust U.S. economy and a reasonable level of new supply. We are encouraged that the flow of development either peaked in 1999 or is in the process of peaking in 2000 for the vast majority of property types. Clearly, the strength of the economy has provided demand for development. However, given the declining levels of construction, we believe the U.S. real estate market is prepared for the eventual slowdown in the economy. Given the current volatility in the equity markets, we believe that REITs may be well poised to continue to receive a high level of attention from traditional equity investors.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual funds, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing risk and return; a balanced portfolio may combine stocks, bonds, packaged products, and cash equivalents.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

REAL ESTATE INVESTMENT TRUSTS (REITS): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks from 83 industrial groups. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                    SHARES       VALUE
COMMON AND PREFERRED STOCKS  94.7%
APARTMENTS  21.1%
Amli Residential Properties Trust...........................    71,900   $  1,694,144
Archstone Communities Trust.................................   106,690      2,247,158
Avalonbay Communities, Inc. ................................   161,300      6,734,275
Equity Residential Properties Trust.........................   111,969      5,150,574
Essex Property Trust, Inc. .................................   172,700      7,253,400
Pennsylvania REIT...........................................    96,800      1,657,700
Smith (Charles E.) Residential Realty, Inc. ................    88,100      3,347,800
Summit Properties, Inc. ....................................     4,300         90,300
                                                                         ------------
                                                                           28,175,351
                                                                         ------------
DEVELOPMENT  5.9%
Atlantic Gulf Communities Corp. (a).........................   224,804         19,108
Atlantic Gulf Communities Corp.--Preferred Ser B (a)........    30,570        164,314
Atlantic Gulf Communities Corp.--Preferred Ser B, 144A--
  Private Placement (a) (b).................................    43,609        256,203
Atlantic Gulf Communities Corp. Warrants, 20,380 shares of
  each Class A, B, and C, expiring 06/23/04 (a).............    61,140          3,668
Atlantic Gulf Communities Corp. Warrants, 39,121 shares of
  each Class A, B, and C, expiring 06/24/04, 144A--Private
  Placement (a) (b).........................................   117,363          7,042
Brookfield Properties Corp. ................................   415,553      5,532,049
Brookfield Properties Corp.--Canada.........................    72,836        967,051
Trizec Hahn Corp. ..........................................    52,600        940,225
                                                                         ------------
                                                                            7,889,660
                                                                         ------------
HEALTHCARE FACILITIES  0.1%
Meditrust Cos. (a)..........................................    14,100         52,875
                                                                         ------------

HOTEL & LODGING  6.3%
Candlewood Hotel Company, Inc. (a)..........................    65,200        154,850
Hammons (John Q.) Hotels Inc., Class A (a)..................    12,100         60,500
Hilton Hotels Corp. ........................................    37,300        350,892
Interstate Hotels Corp. (a).................................    13,259         38,949
Starwood Hotels & Resorts, Class B..........................   209,328      6,816,243
Wyndham International, Inc., Class A (a)....................   377,698        944,245
                                                                         ------------
                                                                            8,365,679
                                                                         ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                            MARKET
DESCRIPTION                                                    SHARES       VALUE
MANUFACTURED HOME COMMUNITIES  5.4%
Chateau Communities, Inc. ..................................   219,342   $  6,196,411
Manufactured Home Communities, Inc. ........................    40,200        962,288
                                                                         ------------
                                                                            7,158,699
                                                                         ------------
OFFICE/INDUSTRIAL  33.4%
Arden Realty, Inc. .........................................   291,900      6,859,650
Beacon Capital Partners, Co Space...........................    39,951         59,774
Beacon Capital Partners, Cypress Communications, Inc. ......    31,728        133,957
Beacon Capital Partners, Inc. ..............................   177,900      2,124,553
Beacon Capital Partners, Wyndham International, Inc. .......     8,301        755,512
Boston Properties, Inc. ....................................   141,300      5,457,712
Brandywine Realty Trust.....................................    24,166        462,175
Cabot Industrial Trust......................................     8,300        163,406
CarrAmerica Realty Corp. ...................................   178,400      4,727,600
Equity Office Properties Trust..............................   252,316      6,954,460
Great Lakes REIT, Inc. .....................................   259,909      4,418,453
Pacific Gulf Properties, Inc. ..............................   163,500      4,097,719
Prentiss Properties Trust...................................    17,300        415,200
Prime Group Realty Trust....................................   227,300      3,452,119
ProLogis Trust..............................................   115,760      2,467,135
Wellsford Real Properties, Inc. (a).........................   133,550      2,019,944
                                                                         ------------
                                                                           44,569,369
                                                                         ------------
SELF-STORAGE  6.2%
PS Business Parks, Inc. ....................................   103,041      2,472,984
Public Storage, Inc. .......................................   249,274      5,842,359
                                                                         ------------
                                                                            8,315,343
                                                                         ------------
SHOPPING CENTERS  6.3%
Acadia Realty Trust.........................................    32,200        183,138
Burnham Pacific Properties, Inc. ...........................   492,381      3,385,119
Federal Realty Investment Trust.............................   143,000      2,860,000
JDN Realty Corp. ...........................................    54,700        557,256
Pan Pacific Retail Properties, Inc. ........................    55,700      1,120,962
Ramco-Gershenson Properties Trust...........................     1,000         15,438
Vornado Realty Trust........................................     8,800        305,800
                                                                         ------------
                                                                            8,427,713
                                                                         ------------
SHOPPING MALLS  10.0%
Rouse Co. ..................................................    95,800      2,371,050
Simon Property Group, Inc. .................................   243,900      5,411,531
Taubman Centers, Inc. ......................................   506,045      5,566,495
                                                                         ------------
                                                                           13,349,076
                                                                         ------------
TOTAL COMMON AND PREFERRED STOCKS  94.7%
  (Cost $126,413,316).................................................    126,303,765
                                                                         ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                 MARKET
SECURITY DESCRIPTION                                             VALUE

SHORT-TERM INVESTMENTS  6.7%
REPURCHASE AGREEMENT  6.1%
BA Securities ($8,150,000 par, collateralized by U.S.
  Government obligations in a pooled cash account, dated
  06/30/00, to be sold on 07/03/00 at $8,154,652)...........  $  8,150,000

U.S. GOVERNMENT AGENCY OBLIGATION  0.6%
Federal Home Loan Bank Discount Note ($795,000 par, yielding
  4.38%, maturing 07/03/00).................................       794,710
                                                              ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $8,944,710).........................................     8,944,710
                                                              ------------

TOTAL INVESTMENTS  101.4%
  (Cost $135,358,026).......................................   135,248,475

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%)...............    (1,846,583)
                                                              ------------

NET ASSETS  100.0%..........................................  $133,401,892
                                                              ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

REIT--Real Estate Investment Trust

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $135,358,026).......................  $135,248,475
Receivables:
  Dividends.................................................     1,247,879
  Fund Shares Sold..........................................       927,650
  Investments Sold..........................................       269,680
  Interest..................................................        21,482
Other.......................................................         5,317
                                                              ------------
    Total Assets............................................   137,720,483
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,229,662
  Fund Shares Repurchased...................................       314,013
  Custodian Bank............................................       257,053
  Distributor and Affiliates................................       212,162
  Investment Advisory Fee...................................        83,239
  Income Distributions......................................        10,806
Accrued Expenses............................................       126,026
Trustees' Deferred Compensation and Retirement Plans........        85,630
                                                              ------------
    Total Liabilities.......................................     4,318,591
                                                              ------------
NET ASSETS..................................................  $133,401,892
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $141,494,617
Accumulated Undistributed Net Investment Income.............     2,222,267
Net Unrealized Depreciation.................................      (109,782)
Accumulated Net Realized Loss...............................   (10,205,210)
                                                              ------------
NET ASSETS..................................................  $133,401,892
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $57,781,975 and 4,752,593 shares of
    beneficial interest issued and outstanding).............  $      12.16
    Maximum sales charge (4.75%* of offering price).........           .61
                                                              ------------
    Maximum offering price to public........................  $      12.77
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,766,611 and 4,418,704 shares of
    beneficial interest issued and outstanding).............  $      12.17
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,853,306 and 1,796,928 shares of
    beneficial interest issued and outstanding).............  $      12.16
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)


INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $8,879)......  $  3,638,402
Interest (Net of foreign withholding taxes of $4,474).......        88,515
                                                              ------------
    Total Income............................................     3,726,917
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       596,702
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $62,366, $256,397 and $90,853,
  respectively).............................................       409,616
Shareholder Services........................................       208,080
Trustees' Fees and Related Expenses.........................        26,238
Legal.......................................................         8,548
Custody.....................................................         6,098
Other.......................................................       115,604
                                                              ------------
    Total Expenses..........................................     1,370,886
    Investment Advisory Fee Reduction.......................       185,453
    Less Credits earned on Cash Balances....................            94
                                                              ------------
    Net Expenses............................................     1,185,339
                                                              ------------
NET INVESTMENT INCOME.......................................  $  2,541,578
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(2,641,570)
  Foreign Currency Transactions.............................         1,605
                                                              ------------
Net Realized Loss...........................................   (2,639,965)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................  (15,376,563)
                                                              ------------
  End of the Period:
    Investments.............................................     (109,551)
    Foreign Currency Translation............................         (231)
                                                              ------------
                                                                 (109,782)
                                                              ------------
Net Unrealized Appreciation During the Period...............    15,266,781
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 12,626,816
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 15,168,394
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2000      DECEMBER 31, 1999
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  2,541,578        $  4,039,742
Net Realized Loss.................................     (2,639,965)         (1,804,103)
Net Unrealized Appreciation/Depreciation During
  the Period......................................     15,266,781         (10,108,436)
                                                     ------------        ------------
Change in Net Assets from Operations..............     15,168,394          (7,872,797)
                                                     ------------        ------------

Distributions from Net Investment Income:
  Class A Shares..................................       (836,393)         (1,871,853)
  Class B Shares..................................       (630,944)         (1,627,111)
  Class C Shares..................................       (236,238)           (461,820)
                                                     ------------        ------------
      Total Distributions.........................     (1,703,575)         (3,960,784)
                                                     ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     13,464,819         (11,833,581)
                                                     ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     32,096,366          74,064,030
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      1,405,469           3,338,587
Cost of Shares Repurchased........................    (37,079,118)        (65,184,209)
                                                     ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     (3,577,283)         12,218,408
                                                     ------------        ------------
TOTAL INCREASE IN NET ASSETS......................      9,887,536             384,827
NET ASSETS:
Beginning of the Period...........................    123,514,356         123,129,529
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,222,267 and $1,384,264, respectively)........   $133,401,892        $123,514,356
                                                     ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED             YEAR ENDED DECEMBER 31,
CLASS A SHARES                        JUNE 30,    -------------------------------------
                                      2000(A)     1999(A)    1998      1997      1996
                                     --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $10.838     $11.578   $13.810   $13.008   $ 10.00
                                      -------     -------   -------   -------   -------
  Net Investment Income............      .261        .404      .509      .364      .351
  Net Realized and Unrealized
    Gain/Loss......................     1.249       (.764)   (2.139)    2.220     3.514
                                      -------     -------   -------   -------   -------
Total from Investment Operations...     1.510       (.360)   (1.630)    2.584     3.865
                                      -------     -------   -------   -------   -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......      .190        .380      .380      .380      .380
  Distributions from Net Realized
    Gain...........................       -0-         -0-      .222     1.402      .477
                                      -------     -------   -------   -------   -------
Total Distributions................      .190        .380      .602     1.782      .857
                                      -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $12.158     $10.838   $11.578   $13.810   $13.008
                                      =======     =======   =======   =======   =======

Total Return (b)...................    14.13%*     -3.15%   -11.99%    20.66%    39.82%
Net Assets at End of the Period (In
  millions)........................   $  57.8     $  52.8   $  41.7   $  51.3   $  23.3
Ratio of Expenses to Average Net
  Assets**.........................     1.55%       1.68%     1.76%     1.77%     2.60%
Ratio of Net Investment Income to
  Average Net Assets**.............     4.70%       3.53%     3.98%     2.77%     3.21%
Portfolio Turnover.................       21%*        46%      113%      159%       97%

*  Non-annualized

** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................     1.86%       1.94%       N/A       N/A     2.61%
Ratio of Net Investment Income to
  Average Net Assets...............     4.39%       3.26%       N/A       N/A     3.19%

N/A--Not Applicable

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED             YEAR ENDED DECEMBER 31,
CLASS B SHARES                        JUNE 30,    -------------------------------------
                                      2000(A)     1999(A)    1998      1997      1996
                                     --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $10.844     $11.574   $13.800   $13.008   $ 10.00
                                      -------     -------   -------   -------   -------
  Net Investment Income............      .224        .289      .409      .272      .266
  Net Realized and Unrealized
    Gain/Loss......................     1.242       (.735)   (2.129)    2.206     3.519
                                      -------     -------   -------   -------   -------
Total from Investment Operations...     1.466       (.446)   (1.720)    2.478     3.785
                                      -------     -------   -------   -------   -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......      .142        .284      .284      .284      .300
  Distributions from Net Realized
    Gain...........................       -0-         -0-      .222     1.402      .477
                                      -------     -------   -------   -------   -------
Total Distributions................      .142        .284      .506     1.686      .777
                                      -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $12.168     $10.844   $11.574   $13.800   $13.008
                                      =======     =======   =======   =======   =======

Total Return (b)...................    13.75%*     -3.98%   -12.62%    19.76%    38.82%
Net Assets at End of the Period (In
  millions)........................   $  53.8     $  53.8   $  64.4   $  73.2   $  26.5
Ratio of Expenses to Average Net
  Assets**.........................     2.30%       2.46%     2.53%     2.52%     3.37%
Ratio of Net Investment Income to
  Average Net Assets**.............     3.94%       2.52%     3.26%     2.03%     2.39%
Portfolio Turnover.................       21%*        46%      113%      159%       97%

*  Non-annualized

** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................     2.61%       2.72%       N/A       N/A     3.39%
Ratio of Net Investment Income to
  Average Net Assets...............     3.63%       2.26%       N/A       N/A     2.37%

N/A--Not Applicable

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED             YEAR ENDED DECEMBER 31,
CLASS C SHARES                        JUNE 30,    -------------------------------------
                                      2000(A)     1999(A)   1998(A)    1997      1996
                                     --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $10.839     $11.568   $13.790   $12.999   $  9.99
                                      -------     -------   -------   -------   -------
  Net Investment Income............      .224        .296      .409      .271      .266
  Net Realized and Unrealized
    Gain/Loss......................     1.240       (.741)   (2.125)    2.206     3.520
                                      -------     -------   -------   -------   -------
Total from Investment Operations...     1.464       (.445)   (1.716)    2.477     3.786
                                      -------     -------   -------   -------   -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......      .142        .284      .284      .284      .300
  Distributions from Net Realized
    Gain...........................       -0-         -0-      .222     1.402      .477
                                      -------     -------   -------   -------   -------
Total Distribution.................      .142        .284      .506     1.686      .777
                                      -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $12.161     $10.839   $11.568   $13.790   $12.999
                                      =======     =======   =======   =======   =======

Total Return (b)...................    13.66%*     -3.89%   -12.63%    19.78%    38.86%
Net Assets at End of the Period (In
  millions)........................   $  21.9     $  16.9   $  17.1   $  17.4   $   7.7
Ratio of Expenses to Average Net
  Assets**.........................     2.30%       2.46%     2.54%     2.52%     3.38%
Ratio of Net Investment Income to
  Average Net Assets**.............     3.95%       2.60%     3.31%     2.00%     2.39%
Portfolio Turnover.................       21%*        46%      113%      159%       97%

*  Non-annualized

** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................     2.61%       2.72%       N/A       N/A     3.40%
Ratio of Net Investment Income to
  Average Net Assets...............     3.64%       2.33%       N/A       N/A     2.38%

N/A--Not Applicable

(a) Based on average shares outstanding

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charge on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary investment objective. The Fund's investment adviser seeks to achieve its objective by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $4,646,722 which will expire between December 31, 2006 and December 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $136,013,810, the aggregate gross unrealized appreciation is $10,663,604 and the aggregate gross unrealized depreciation is $11,428,939, resulting in net unrealized depreciation on long- and short-term investments of $765,335.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

    The Fund may distribute any return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2000, the Fund's custody fee was reduced by $94 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................  1.00 of 1%
Next $500 million...........................................   .95 of 1%
Over $1 billion.............................................   .90 of 1%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the six months ended June 30, 2000, the Adviser voluntarily waived $185,453 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $8,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $9,300 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2000, the Fund recognized expenses of approximately $144,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    At June 30, 2000, Van Kampen owned 10,605 Class A Shares, 53 Class B and 8 Class C Shares.

3. CAPITAL TRANSACTIONS

    At June 30, 2000, capital aggregated $60,310,212, $58,848,893 and
$22,335,512 for Classes A, B, and C, respectively. For the six months ended June 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,699,371    $ 19,458,713
  Class B.................................................     504,052       5,747,788
  Class C.................................................     600,906       6,889,865
                                                            ----------    ------------
Total Sales...............................................   2,804,329    $ 32,096,366
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      62,529    $    720,522
  Class B.................................................      43,842         504,549
  Class C.................................................      15,627         180,398
                                                            ----------    ------------
Total Dividend Reinvestment...............................     121,998    $  1,405,469
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,878,888)   $(20,706,774)
  Class B.................................................  (1,088,106)    (12,078,265)
  Class C.................................................    (384,074)     (4,294,079)
                                                            ----------    ------------
Total Repurchases.........................................  (3,351,068)   $(37,079,118)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    At December 31, 1999, capital aggregated $60,837,751, $64,674,821, and
$19,559,328 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   3,355,606    $ 39,893,618
  Class B.................................................   2,049,755      24,581,688
  Class C.................................................     822,432       9,588,724
                                                            ----------    ------------
Total Sales...............................................   6,227,793    $ 74,064,030
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     149,818    $  1,662,007
  Class B.................................................     116,359       1,296,199
  Class C.................................................      34,174         380,381
                                                            ----------    ------------
Total Dividend Reinvestment...............................     300,351    $  3,338,587
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,237,017)   $(25,293,783)
  Class B.................................................  (2,768,841)    (31,322,022)
  Class C.................................................    (766,987)     (8,568,404)
                                                            ----------    ------------
Total Repurchases.........................................  (5,772,845)   $(65,184,209)
                                                            ==========    ============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2000 and the year ended December 31, 1999, 31,663 and 72,061 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2000 and the year ended December 31, 1999, no Class C Shares converted to Class A Shares. The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHANGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $11,500 and CDSC on the redeemed shares of approximately $126,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,415,521 and $30,208,030, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 2000, are payments retained by Van Kampen of approximately $226,700.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, entered in to a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH, III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer
   and Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP(1)
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.
* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
(C)  Van Kampen Funds Inc., 2000. All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After October 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.